                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   MAY 2, 2000 (APRIL 27, 2000)
                                                 -------------------------------


                          CHESAPEAKE ENERGY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


          OKLAHOMA                    1-13726                   73-1395733
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File No.)         (IRS Employer
    of incorporation)                                      Identification No.)


6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA                73118
--------------------------------------------------------------------------------
  (Address of principal executive offices)                     (Zip Code)

                                 (405) 848-8000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On April 27, 2000, Chesapeake Energy Corporation ("Chesapeake") issued a press release reporting record earnings, cash flow and EBITDA for the first quarter of 2000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits. The following exhibit is filed herewith:

         99.      Press Release issued by the Registrant on April 27, 2000.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       CHESAPEAKE ENERGY CORPORATION



                                       BY: /s/ AUBREY K. MCCLENDON
                                          --------------------------------------
                                                AUBREY K. MCCLENDON
                                             Chairman of the Board and
                                             Chief Executive Officer

Dated:  May 2, 2000

                                  EXHIBIT INDEX


EXHIBIT
NUMBER        DESCRIPTION
-------       -----------

99            Press Release issued by the Registrant on April 27, 2000.